Exhibit 99.1

EXECUTIVE SUMMARY

CD12_COVID-19 STUDY

04-Mar-2021

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

TABLE OF CONTENTS

1.	SUMMARY	7

1.1	SUMMARY FIGURES	10

2.	INTRODUCTION	16

2.1	Disease Background	16

2.2	Leronlimab (PRO 140)	16

3.	STUDY OVERVIEW	16

3.1	Patient Population	17

3.2	Endpoints	17

3.3	Analysis Population	18

3.3.1	Subgroup analysis - Age group	18

3.4	Results Description	18

3.4.1	Primary endpoint (All-cause mortality at Day 28)	19

3.4.2	Primary endpoint (All-cause mortality at Day 28) – Additional Analyses	19

3.4.3	Patients achieving OS 6 or higher (Discharged alive)	21

3.4.4	Change in clinical status of subject at Day 28 (on a 7 point ordinal scale)	22

3.4.5	Length of hospital stay (days)	23

3.5	Safety Analysis	24

4.	SUMMARY TABLES	25

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

List of In-Text Figures

Figure 1-1: All-Cause Mortality, Day 28	10

Figure 1-2: All-Cause Mortality (Day 28), Prior and Concomitant COVID-19 Treatment	11

Figure 1-3: All-Cause Mortality (Day 28), Prior and Concomitant Dexamethasone Use	12

Figure 1-4: Ordinal Scale 6 or higher (Discharged alive)	13

Figure 1-5: Change in clinical status of subject at Day 28 (on a 7 point ordinal scale)	14

Figure 1-6: Length of Hospital Stay (Days)	15

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

List of In-Text Tables

Table 1-1:	Effect of Randomization by Age on 28-Day All-Cause Mortality	7

Table 4-1:	Analysis Population, All Subjects	25

Table 4-2:	Summary of Demographics, mITT Population	25

Table 4-3:	Mortality Status at Day 28, mITT Population	26

Table 4-4:	Mortality Status at Day 28, > 65 years, mITT Population	26

Table 4-5:	Mortality Status at Day 28, ≤ 65 years, mITT Population	26

Table 4-6:	Mortality Status at Day 28 - Ordinal Scale 2 at Baseline, mITT population	27

Table 4-7:	Mortality Status at Day 28 - Ordinal Scale 2 at Baseline, > 65 years, mITT population	27

Table 4-8:	Mortality Status at Day 28 - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT population	27

Table 4-9:	Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments, mITT Population	28

Table 4-10:	Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments, > 65 years, mITT Population	28

Table 4-11:	Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments, ≤ 65 years, mITT Population	28

Table 4-12:	Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments - Ordinal Scale 2 at Baseline, mITT Population	29

Table 4-13:	Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments - Ordinal Scale 2 at Baseline, > 65 years, mITT Population	29

Table 4-14:	Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT Population	29

Table 4-15:	Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use, mITT Population	30

Table 4-16:	Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use, > 65 years, mITT Population	30

Table 4-17:	Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use, ≤ 65 years, mITT Population	30

Table 4-18:	Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use - Ordinal Scale 2 at Baseline, mITT Population	30

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-19:	Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28, mITT Population	31

Table 4-20:	Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28, > 65 years, mITT Population	32

Table 4-21:	Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28, ≤ 65 years, mITT Population	33

Table 4-22:	Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28 - Ordinal Scale 2 at Baseline, mITT Population	34

Table 4-23:	Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28 - Ordinal Scale 2 at Baseline, > 65 years, mITT Population	34

Table 4-24:	Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28 - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT Population	34

Table 4-25:	Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Rank ANCOVA, mITT Population	35

Table 4-26:	Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Rank ANCOVA, > 65 years, mITT Population	36

Table 4-27:	Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Rank ANCOVA, ≤ 65 years, mITT Population	37

Table 4-28:	Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Ordinal Scale 2 at Baseline, Rank ANCOVA, mITT Population	38

Table 4-29:	Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Ordinal Scale 2 at Baseline, > 65 years, Rank ANCOVA, mITT Population	38

Table 4-30:	Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Ordinal Scale 2 at Baseline, ≤ 65 years, Rank ANCOVA, mITT Population	39

Table 4-31:	Summary of Length of Hospital Stay (Days), mITT Population	40

Table 4-32:	Summary of Length of Hospital Stay (Days), > 65 years, mITT Population	40

Table 4-33:	Summary of Length of Hospital Stay (Days), ≤ 65 years, mITT Population	40

Table 4-34:	Summary of Length of Hospital Stay (Days) - Ordinal Scale 2 at Baseline, mITT Population	41

Table 4-35:	Summary of Length of Hospital Stay (Days) - Ordinal Scale 2 at Baseline, > 65 years, mITT Population	41

Table 4-36:	Summary of Length of Hospital Stay (Days) - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT Population	41

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-37:	Overview of Adverse Events, Safety Population	42

Table 4-38:	Overview of Adverse Events, Critical Population	42

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

1.	SUMMARY

Leronlimab (PRO 140) has been studied in a Phase 2b/3, two-arm, randomized, double-blind, placebo-controlled study to evaluate its safety and efficacy as add-on therapy in patients being treated with institutional standard of care (SoC) for severe or critical symptoms of respiratory illness caused by coronavirus disease 2019 (COVID-19).

394 subjects were randomized in a 2:1 ratio to leronlimab or placebo, in combination with SoC therapies. 384 subjects received at least one dose of the study medication (leronlimab 700 mg Or placebo administered subcutaneously on Day 0 and Day 7) and are included in the mITT analyses.

The study population includes 62 critically ill (Baseline Ordinal Score 2) and 322 non-critically ill (Baseline Ordinal Score 3 or higher) patients having confirmed diagnosis of COVID-19 by standard RT-PCR assay or equivalent testing.

Demographic and baseline characteristics showed a higher proportion of >65 years old [33% (88/259) vs 23% (29/125)] population were enrolled in the leronlimab + SoC group compared to placebo + SoC group. The mortality rate reported in the >65 years group is about 3.5 times higher compared to the ≤65 years group [42% (49/117) vs. 12% (31/267)] in the study. Therefore, additional analyses for the primary and major secondary endpoints were conducted to demonstrate the survival benefit of leronlimab in: age group > 65 years; age group ≤ 65 years; and adjusted for the age group (> 65 years and ≤ 65 years).

RESULTS:

The below table summarizes Day 28 all-cause mortality for combined and subgroups by age:

Table 1-1: Effect of Randomization by Age on 28-Day All-Cause Mortality

	Death/Randomized (%)		Absolute Reduction	Relative Reduction
	Leronlimab	Placebo
Day 28 Mortality, mITT	53/259 (20.5%)	27/125 (21.6%)	1.1%	5.3%
Day 28 Mortality, mITT, > 65y	36/88 (40.9%)	13/29 (44.8%)	3.9%	8.7%
Day 28 Mortality, mITT, ≤ 65y	17/171 (9.9%)	14/96 (14.6%)	4.7%	31.8%

•

Survival benefit: A favorable, statistically significant results (p value 0.0319) reported for the primary endpoint (all-cause mortality at Day 28) in participants receiving leronlimab + “commonly used COVID-19 treatments” compared to participants who received “commonly used COVID-19 treatments” alone in the placebo group in the overall mITT population.

Similar statistically significant results (p value 0.0552) reported for the primary endpoint (all-cause mortality at Day 28) among participants who received dexamethasone as the prior or concomitant standard of care treatment for COVID-19, compared to patients who received dexamethasone (without leronlimab) as standard of care therapy in the overall mITT population.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

	Death/Randomized (%)		P value
	Leronlimab	Placebo
Day 28 Mortality, mITT, prior or concomitant COVID treatment	34/205 (16.6%)	24/104 (23.1%)	0.0319
Day 28 Mortality, mITT, prior or concomitant dexamethasone use	25/155 (16.1%)	17/78 (21.8%)	0.0552

Note: p-value is from logistic model adjusted for stratification factor and age based on non-missing observed data.

•

Shortened time to recovery: The average length of hospital stay was lower in leronlimab group compared to placebo/SoC group in the critically ill population with a statistically significant p value of 0.0050 using the Rank-ANCOVA model.

	Days		P value
	Leronlimab	Placebo
Mean Length of hospital stay (days), mITT, Baseline OS=2	33.0	38.5	0.005

Note: p-value is from the rank-ANCOVA model adjusted for stratification factor and age

•

Leronlimab improved the probability of “discharged alive” at Day 28 in the overall mITT population as well as in the critically ill population with the results trending towards statistical significance.

	Responders/Randomized (%)		P value
	Leronlimab	Placebo
OS 6 or higher, mITT Day 28 (responders) - No Imputation	126/259 (48.6%)	54/125 (43.2%)	0.0697
OS 6 or higher, mITT Day 28 (responders) Baseline OS=2	12/43 (27.9%)	2/19 (10.5%)	0.0824

Note: p-value is from logistic model adjusted for stratification factor and age based on non-missing observed data

•	Safety Analysis:

The safety analysis of leronlimab in COVID-19 patients was found consistent with the established extensive safety profile with over 1000 patients treated across other multiple studies and indications. Leronlimab in combination with other commonly used COVID-19 treatments was well-tolerated with no new safety signal detected in the CD12_COVID-19 study. The overall incidence rate, frequency and severity of adverse events (AEs) and serious adverse events (SAEs) were similar between the leronlimab + SoC and placebo + SoC groups in this study.

•	Conclusions:

•

The potential benefit of adding leronlimab to SoC was consistently seen in the critically ill patient population by virtue of numerically better results for all prespecified evaluated clinical endpoints.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

•

Adding leronlimab to the commonly used COVID-19 treatments including dexamethasone reduced mortality compared to the commonly used treatments without leronlimab in the critically ill patient population and in the overall mITT population.

•

Given these findings, there is a high likelihood that critically ill COVID-19 patients may benefit from leronlimab added on to SoC treatments. Given the favorable safety profile of leronlimab, the current mortality rate, and the absolute number of deaths due to COVID-19 in the USA and around the world, the availability of leronlimab for emergency use has the potential to save many lives.

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1.1 SUMMARY FIGURES

Figure 1-1: All-Cause Mortality, Day 28

All-Cause Mortality (Day 28)
Leronlimab (%)
Placebo (%)
Deaths (%)
80%
70%
60%
50%
40%
30%
20%
10%
0%
Delta: 1.1%
Relative Delta: 5.3%
20.46% (259)
21.6% (125)
Delta: 3.9%
Relative Delta: 8.7%
40.91% (88)
44.83% (29)
Delta: 4.6%
Relative Delta: 31.8%
9.94% (171)
14.58% (96)
Delta: 8.9%
Relative Delta: 24.2%
27.91% (43)
36.84% (19)
Delta: 10.7%
Relative Delta: 14.3%
64.29% (14)
75% (4)
Delta: 16.3%
Relative Delta: 61.2%
10.34% (29)
26.67% (15)
mITT
> 65 years
≤ 65 years
Baseline OS=2
Baseline OS=2 > 65 years
Baseline OS=2 ≤ 65 years
mITT population

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1.1 SUMMARY FIGURES Figure 1-1: All-Cause Mortality, Day 28 Note: Data label on the inside end of bar in the parenthesis reflect number of subjects in the population/treatment group (N).

All-Cause Mortality (Day 28), Prior or Concomitant COVID-19 Treatment
Deaths (%)
80%
70%
60%
50%
40%
30%
20%
10%
0%
Delta: 6.49%
Relative Delta: 28.1%
p-value: 0.0319
16.59% (205)
23.08% (104)
Delta: 5.83%
Relative Delta: 12.6%
40.32% (62)
46.15% (26)
Delta: 9.09%
Relative Delta: 59.1%
6.29% (143)
15.38% (78)
Delta: 13.89%
Relative Delta: 35.7%
25% (36)
38.89% (18)
Delta: 5.00%
Relative Delta: 6.7%
70% (10)
75% (4)
Delta: 20.88%
Relative Delta: 73.1%
7.69% (26)
28.57% (14)
mITT
> 65 years
≤ 65 years
Baseline OS=2
Baseline OS=2 > 65 years
Baseline OS=2 ≤ 65 years
mITT population
Leronlimab (%)
Placebo (%)

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Figure 1-2: All-Cause Mortality (Day 28), Prior and Concomitant COVID-19 Treatment Note: Data label on the inside end of bar in the parenthesis reflect number of subjects in the population/treatment group (N).

All-Cause Mortality (Day 28), Prior or Concomitant Dexamethasone Use
Deaths (%)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Leronlimab (%)
Placebo (%)
Delta: 5.66%
Relative Delta: 26.0%
p-value: 0.0552
16.13% (155)
21.79% (78)
Delta: 10.26%
Relative Delta: 22.6%
35.19% (54)
45.45% (22)
Delta: 6.56%
Relative Delta: 52.5%
5.94% (101)
12.5% (56)
Delta: 6.44%
Relative Delta: 23.6%
20.83% (24)
27.27% (11)
mITT
> 65 years
≤ 65 years
Baseline OS=2
mITT population

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Figure 1-3: All-Cause Mortality (Day 28), Prior and Concomitant Dexamethasone Use Note: Data label on the inside end of bar in the parenthesis reflect number of subjects in the population/treatment group (N).

Ordinal Scale (OS) 6 or higher, Day 28 (responders)
Subjects (%)
80%
70%
60%
50%
40%
30%
20%
10%
0%
p-value: 0.0697
p-value: 0.0824
Leronlimab (%)
Placebo (%)
48.6% (259)
43.2% (125)
58.92% (259)
54.88% (125)
31.8% (88)
20.7% (29)
39.32% (88)
26.21% (29)
57.3% (171)
50% (96)
69.12% (171)
64.79% (96)
27.9% (43)
10.5% (19)
21.4% (14)
0% (4)
31% (29)
13.3% (15)
mITT, No Imputation
mITT, Imputation
> 65 years, No Imputation
> 65 years, Imputation
≤ 65 years, No Imputation
≤ 65 years, Imputation
BS OS=2
BS OS=2 >65 years
BS OS=2 ≤65 years
mITT population

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Figure 1-4: Ordinal Scale 6 or Higher (Discharged Alive) Note: Data label on the inside end of bar in the parenthesis reflect number of subjects in the population/treatment group (N).

Change in clinical status per ordinal scale of subject at Day 28
Leronlimab - Mean Score Change From Baseline
Placebo - Mean Score Change From Baseline
Mean Change in Ordinal Scale
3
2
1
0
-1
1.5 (259)
1.2 (125)
1.5 (259)
1.4 (125)
0.2 (88)
0 (29)
0.4 (88)
0.2 (29)
2.1 (171)
1.7 (96)
2.1 (171)
1.8 (96)
1.4 (43)
0.6 (19)
0.2 (14)
-0.3 (4)
2.1 (29)
0.9 (15)
mITT No Imputation
mITT Imputation
> 65 years No Imputation
> 65 years Imputation
≤ 65 years No Imputation
≤ 65 years Imputation
Baseline OS=2
Baseline OS=2 > 65 years
Baseline OS=2 ≤ 65 years
mITT population

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Figure 1-5: Change in Clinical Status of Subject at Day 28 (on a 7 point Ordinal Scale) Note: Data label on the inside end of bar in the parenthesis reflect number of subjects in the population/treatment group (N).

Leronlimab (PRO 140)
CD12_COVID-19 Executive Summary

Figure 1-6: Length of Hospital Stay (Days)

Length of Hospital Stay (Days)
Leronlimab - Mean Days
Placebo - Mean Days
p-value: 0.005
Days
45
40
35
30
25
20
15
10
5
0
21.4 (259)
21.4 (125)
28 (88)
31.1 (29)
18 (171)
18.4 (96)
33 (43)
38.5 (19)
37.1 (14)
41.8 (4)
30.9 (29)
37.7 (15)
mITT
> 65 years
≤ 65 years
Baseline OS=2
Baseline OS=2
> Baseline OS=2
≤
65 years
65 years
mITT population

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Figure 1-6: Length of Hospital Stay (Days) Note: Data label on the inside end of bar in the parenthesis reflect number of subjects in the population/treatment group (N).

Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

2.	INTRODUCTION

2.1	DISEASE BACKGROUND

COVID-19 is a disease caused by a novel coronavirus that emerged in Wuhan, China, in December 2019. Other diseases caused by coronaviruses include severe acute respiratory syndrome (SARS), Middle East respiratory syndrome (MERS), and the common cold. COVID-19 manifests as a respiratory illness of widely varying clinical severity. At the most severe end of the spectrum, it results in severe pneumonia and respiratory failure. Acute respiratory distress syndrome (ARDS) is often the preterminal event in patients with COVID-19. Severe COVID-19 is often associated with the release of proinflammatory cytokines, which may cause or exacerbate lung injury leading to life-threatening disease.

2.2	LERONLIMAB (PRO 140)

Leronlimab (PRO 140) is a humanized IgG4,k monoclonal antibody (mAb) that recognizes the C-C chemokine receptor type 5 (CCR5). Leronlimab acts as a competitive inhibitor by binding the N-terminus and second extracellular loop and blocking CCR5-mediated infection of cells. CCR5 is expressed predominantly on T cells but also found on macrophages, dendritic cells, and eosinophils to mediate chemotaxis in response to its cognate ligands that include CCL5 (RANTES), CCL3 (MIP-1α), and CCL4 (MIP-1ß). These ligands are integral in the recruitment of these immune cells to inflammatory sites. The immunopathogenesis of COVID-19 likely involves the excessive influx of immune cells into the lung. SARS-CoV-1 has very similar clinical findings to COVID-19 and elicits high levels of CCL5 expression by airway epithelial cells and macrophages. Disruption of the CCL5-CCR5 axis via leronlimab-mediated CCR5 blockade might prevent pulmonary trafficking of pro-inflammatory leukocytes and dampen pathogenic immune activation in COVID-19.

The migration of macrophages and release of pro-inflammatory cytokines led to acute respiratory distress syndrome (ARDS) in lungs. The ARDS has known to be one of the main reasons for mortalities in patients with COVID-19. CytoDyn believes that leronlimab, a CCR5 antagonist, is potentially therapeutic in inhibiting pro-inflammatory cytokines responses as observed in ARDS and could be useful in treating COVID-19.

3.	STUDY OVERVIEW

This study is a Phase 2b/3, two-arm, randomized, double-blind, placebo-controlled, adaptive design study to evaluate the safety and efficacy of leronlimab (PRO 140) in patients with severe or critical symptoms of respiratory illness caused by coronavirus disease 2019 (COVID-19). Approximately 390 subjects are to be randomized in a 2:1 ratio to leronlimab or placebo group. Leronlimab 700mg (175 mg/mL) and placebo were administered subcutaneously as an add-on to the institutional standard of care treatment (SoC).

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

3.1	PATIENT POPULATION

The study population includes critically ill and non-critically ill hospitalized patients with a confirmed diagnosis of COVID-19 by standard RT-PCR assay or equivalent testing.

Critical Illness:

Based on clinical severity on the baseline Ordinal Scale (OS) score of 2

OS 2 = Hospitalized, on invasive mechanical ventilation or extracorporeal membrane oxygenation (ECMO).

Note: The patient, if intubated, must have positive end-expiratory pressure (PEEP) <15 cmH2O with PaO2/FiO2 >150 mmHg to enroll in the study.

Non Critical (Severe) Illness:

Based on clinical severity on the baseline Ordinal Scale (OS) score of 3 or 4

OS 3 = Hospitalized, on non-invasive ventilation or high flow oxygen devices.

OS 4 = Hospitalized, requiring supplemental oxygen.

The study allowed co-administration of approved or off-label COVID-19 treatments as part of standard-of-care therapies.

3.2	ENDPOINTS

The primary endpoint and major secondary endpoints (at Day 28) are presented in this Executive Summary.

•	Primary Endpoint:

•	All-cause mortality at Day 28

•	Major Secondary Endpoints:

•	Proportion of patients achieving a category of 6 or higher at Day 28 (on a 7 point ordinal scale).

•	Change in clinical status of subject at Day 28 (on a 7 point ordinal scale)

Note: A 7-category ordinal scale of patient health status ranges from: 1) Death; 2) Hospitalized, on invasive mechanical ventilation or extracorporeal membrane oxygenation (ECMO); 3) Hospitalized, on non-invasive ventilation or high flow oxygen devices; 4) Hospitalized, requiring supplemental oxygen; 5) Hospitalized, not requiring supplemental oxygen; 6) Not hospitalized, limitation on activities; 7) Not hospitalized, no limitations on activities.

•	Length of hospital stay (days).

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Note: Subgroup analyses were conducted based on baseline Ordinal Scale (OS) for patient severity (OS 2 = Critically ill; OS 3&4 = Non-Critically ill) for the primary and major secondary endpoints listed above.

3.3	ANALYSIS POPULATION

A summary of the analysis populations is provided in Table 4-1.

A total of 394 subjects were randomized and thus included in the Intent-to-Treat (ITT) population.

Of those, 384 (97.5%) subjects who received at least one dose of study treatment (leronlimab or placebo) were included in the Modified Intent-to-Treat (mITT) and Safety population. The demographics summaries for the mITT population is provided in Table 4-2. Demographic and baseline characteristics were generally balanced except for a slightly higher proportion of non-white (50% vs 44%), and >65 years old (33% vs 23%) population in the Leronlimab + SoC group. Both of these groups of COVID-19 patients are known to have higher mortality rates.

Among the 384 participants, 62 (16%) subjects are categorized under critically ill population based on an ordinal scale score of 2 at baseline, i.e. patients hospitalized, on invasive mechanical ventilation or extracorporeal membrane oxygenation (ECMO), as described in Section 3.1.

As defined in the statistical analysis plan, the Modified Intent-to-Treat (mITT) Population is used to analyze the primary and secondary efficacy endpoints and Safety Population is used for the analysis of safety parameters or measurements.

3.3.1	Subgroup analysis - Age group

Demographic and baseline characteristics showed a higher proportion of >65 years old [34% (88/259) vs 23% (29/125)] population were enrolled in the leronlimab + SoC group compared to placebo + SoC group. The mortality rate reported in the >65 years group is about 3.5 times higher compared to the ≤65 years group [42% (49/117) vs. 12% (31/267)] in the study. Therefore, additional analyses for the primary and major secondary endpoints were conducted to demonstrate the survival benefit of leronlimab in:

a.	Age group > 65 years

b.	Age group ≤ 65 years; and

c.	Adjusted for the age group (> 65 years and ≤ 65 years)

3.4	RESULTS DESCRIPTION

A total of 384 subjects randomized and treated (mITT), 259 in leronlimab and 125 in placebo group.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

3.4.1 Primary endpoint (All-cause mortality at Day 28)

Overall population:

The survival benefit of adding leronlimab to SoC was evident in both > 65 years and ≤ 65 years age group within overall mITT population.

> 65 years: All-cause mortality among > 65 years age group was 41% (36 out of 88 subjects died) within 28 days of treatment initiation in leronlimab + SoC group compared to 45% (13 out of 29 subjects died) in placebo + SoC group (Table 4-4). This is approximately a 9% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone.

≤ 65 years: All-cause mortality among ≤ 65 years age group was 10% (17 out of 171 subjects died) within 28 days of treatment initiation in leronlimab + SoC group compared to 15% (14 out of 96 subjects died) in placebo + SoC group (Table 4-5). This is approximately a 32% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone.

Critical population:

Out of 62 patients in the critically ill population, 19 (31%) died within 28 days. Leronlimab showed a survival benefit in critically ill COVID-19 patients. All-cause mortality among critically ill patients was 28% (12/43) with leronlimab + SoC and 37% (7/19) with placebo + SoC at day 28 (Table 4-6). This is approximately a 24% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone in the critically ill population.

> 65 years: All-cause mortality among > 65 years age group was 64% (9/14) within 28 days of treatment initiation in leronlimab + SoC group compared to 75% (3/4) in placebo + SoC group (Table 4-7). This is approximately a 14% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone in > 65 years age group in critically ill population.

≤ 65 years: All-cause mortality among ≤ 65 years age group was 10% (3/29) within 28 days of treatment initiation in leronlimab + SoC group compared to 27% (4/15) in placebo + SoC group (Table 4-8). This is approximately a 61% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone in ≤ 65 years age group in the critically ill population.

3.4.2 Primary endpoint (All-cause mortality at Day 28) – Additional Analyses

3.4.2.1 Leronlimab + specific COVID-19 treatments vs. specific COVID-19 treatments alone

The study allowed prior and co-administration of any approved or off-label COVID-19 treatments as the standard of care therapies. Hence, subgroup analyses were performed to evaluate the treatment effect of leronlimab in subjects receiving these commonly used COVID-19 treatments. For the purpose of subgroup analyses, the following medications were considered “commonly used treatment for COVID-19: hydroxychloroquine or chloroquine with or without azithromycin,

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

remdesivir, dexamethasone (or other corticosteroids), monoclonal antibodies (such as bamlanivimab, casirivimab, imdevimab, siltuximab), immunomodulatory agents (such as baricitinib, sarilumab, clazakizumab, tocilizumab, anakinra), and convalescent plasma therapy. Approximately 80% of the participants received these medications (309/384). Leronlimab, when added on these “commonly used treatment”, seems to provide additional survival benefit at Day 28. Mortality rate was 17% (34/205) in subjects receiving leronlimab + “commonly used treatment” compared to 23% (24/104) in subjects who received “commonly used treatments” alone in the placebo group in the overall mITT population, a relative reduction in mortality by approximately 28%. This was statistically significant with p value of 0.0319 using the logit model. (Table 4-9)

> 65 years: All-cause mortality rate was 40% (25/62) in subjects receiving leronlimab + “commonly used treatment” compared to 46% (12/26) in subjects who received placebo + “commonly used treatments” in the > 65 years age group of overall mITT population, a relative reduction of approximately 13%. (Table 4-10)

≤ 65 years: All-cause mortality rate was 6% (9/143) in subjects receiving leronlimab + “commonly used treatment” compared to 15% (12/78) in subjects who received placebo + “commonly used treatments” in the ≤ 65 years age group of overall mITT population, a relative reduction of approximately 59%. (Table 4-11)

Critical population:

Majority of the critically ill patients received these medications (54/62). Mortality rate was 25% (9/36) in subjects receiving leronlimab + “commonly used treatment” compared to 39% (7/18) in subjects who received “commonly used treatments” alone in the placebo group in the critically ill population. This is approximately a 36% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone in the critically ill population. (Table 4-12)

> 65 years: All-cause mortality rate was 70% (7/10) in subjects receiving leronlimab + “commonly used treatment” compared to 75% (3/4) in subjects who received placebo + “commonly used treatments” in the > 65 years age group of critically ill population. This is approximately a 7% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone in the > 65 years age group of critically ill population. (Table 4-13)

≤ 65 years: All-cause mortality rate was 8% (2/26) in subjects receiving leronlimab + “commonly used treatment” compared to 29% (4/14) in subjects who received placebo + “commonly used treatments” in the ≤ 65 years age group of critically ill population. This is approximately a 73% relative reduction in mortality observed with leronlimab when given in combination with other SoC therapies compared to SoC alone in the ≤ 65 years age group of critically ill population. (Table 4-14)

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

3.4.2.2 Leronlimab + Dexamethasone vs. Dexamethasone alone

Approximately 60% of the participants (233/384) received dexamethasone, a systemic corticosteroid. Among participants who received dexamethasone as the prior or concomitant standard of care treatment for COVID-19, the mortality rate within 28 days was lower in leronlimab group (leronlimab + dexamethasone) compared to patients who received dexamethasone (without leronlimab) as standard of care therapy [16% (25/155) vs 22% (17/78)] in the overall mITT population. This is approximately a 26% relative reduction in mortality observed with leronlimab when given in combination with dexamethasone compared to dexamethasone alone. (Table 4-15). The p value of 0.0552 using the logit model.

> 65 years: Among participants in > 65 years age group who received dexamethasone as prior or concomitant SoC treatment for COVID-19, the mortality rate within 28 days was lower in leronlimab group (leronlimab + dexamethasone) compared to patients who received dexamethasone (without leronlimab) as SoC therapy [35% (19/54) vs 45% (10/22)] in the overall mITT population. This is approximately a 23% relative reduction in mortality observed with leronlimab when given in combination with dexamethasone compared to dexamethasone alone in > 65 years age group of the overall mITT population. (Table 4-16)

≤ 65 years: Among participants in ≤ 65 years age group who received dexamethasone as prior or concomitant SoC treatment for COVID-19, the mortality rate within 28 days was lower in leronlimab group (leronlimab + dexamethasone) compared to patients who received dexamethasone (without leronlimab) as SoC therapy [6% (6/101) vs 13% (7/56)] in the overall mITT population. This is approximately a 53% relative reduction in mortality observed with leronlimab when given in combination with dexamethasone compared to dexamethasone alone in ≤ 65 years age group of the overall mITT population. (Table 4-17)

Critical population:

Among critically ill participants who received dexamethasone as prior or concomitant SoC treatment for COVID-19, the mortality rate within 28 days was lower in leronlimab group (leronlimab + dexamethasone) compared to patients who received dexamethasone (without leronlimab) as SoC therapy [21% (5/24) vs 27% (3/11)]. This is approximately a 24% relative reduction in mortality observed with leronlimab when given in combination with dexamethasone compared to dexamethasone alone in the critically ill population. (Table 4-18)

3.4.3 Patients achieving OS 6 or higher (Discharged alive)

Overall population:

Evaluation of the clinical status at Day 28 was assessed with a 7-level ordinal scale (with higher score indicating better outcome). The study enrolled hospitalized patients with an ordinal scale (OS) Score of 2, 3, or 4 at baseline. The OS score of 6 refers to participant who is not hospitalized with limitation on activities and 7 refers to not hospitalized with no limitations on activities.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Leronlimab improved the probability of “discharged alive” at Day 28, to 49% (126/259) from 43% (54/125) in the placebo + SoC group, a relative improvement of approximately 13% among hospitalized patients of varying severity at baseline (from those needing supplemental oxygen to those requiring intubation) with a p-value of 0.0697 using the logit model. (Table 4-19A). The results of an additional analysis using multiple imputation for missing data are presented in Table 4-19B.

> 65 years: A numerically higher proportion of patients were discharged from hospital alive in the leronlimab + SoC (32%) vs placebo + SoC (21%) in > 65 years age group. (Table 4-20A). This is approximately a 54% relative improvement or higher probability of discharged alive from hospital with leronlimab group compared to placebo (SoC alone) group. The results of an additional analysis using multiple imputation for missing data is presented in Table 4-20B.

≤ 65 years: A numerically higher proportion of patients were discharged from hospital alive in the leronlimab + SoC (57%) vs placebo + SoC (50%) in ≤ 65 years age group. (Table 4-21A). This is approximately a 15% relative improvement or higher probability of discharged alive from hospital with leronlimab group compared to placebo (SoC alone) group. The results of an additional analysis using multiple imputation for missing data are presented in Table 4-21B.

Critical population:

28% (12/43) of the critically-ill population (i.e., on invasive mechanical ventilation/intubated at baseline) who received leronlimab + SoC were discharged from the hospital within 28 days compared to only 11% (2/19) patients in the placebo + SoC group (Table 4-22), a relative improvement of approximately 166% in the proportion of patients discharged within 28 days in leronlimab group compared to SoC alone (P-value of 0.0824)

> 65 years: 21% (3/14) of the critically-ill population in > 65 years age group who received leronlimab + SoC were discharged from the hospital within 28 days compared to none 0% (0/4) of the patients in the placebo + SoC group (Table 4-23).

≤ 65 years: 31% (9/29) of the critically-ill population in ≤ 65 years age group who received leronlimab + SoC were discharged from the hospital within 28 days compared to only 13% (2/15) of the patients in the placebo + SoC group (Table 4-24). This is a relative improvement of approximately 133% in participants who received leronlimab compared to the placebo group.

3.4.4 Change in clinical status of subject at Day 28 (on a 7 point ordinal scale)

Overall population:

The improvement in clinical status according to the ordinal scale score at Day 28 was higher in the leronlimab + SoC group compared to the placebo + SoC group. The mean change (improvement) in the ranking on an ordinal scale from baseline to Day 28 was (+1.5) in leronlimab + SoC group compared to (+1.2) in the placebo + SoC group (Table 4-25A). The results of an additional analysis using multiple imputation for missing data is presented in Table 4-25B.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

> 65 years: The mean change (improvement) in the ranking on an ordinal scale from baseline to Day 28 was (+0.2) in leronlimab + SoC group compared to (-0.0) in the placebo + SoC group in > 65 years age group (Table 4-26A). The results of an additional analysis using multiple imputation for missing data are presented in Table 4-26B.

≤ 65 years: The mean change (improvement) in the ranking on an ordinal scale from baseline to Day 28 was (+2.1) in leronlimab + SoC group compared to (+1.7) in the placebo + SoC group in ≤ 65 years age group (Table 4-27A). The results of an additional analysis using multiple imputation for missing data are presented in Table 4-27B.

Critical population:

The improvement in clinical status according to the ordinal scale score at Day 28 was higher in the leronlimab + SoC group compared to the placebo + SoC group. The mean change (improvement) in the ranking on an ordinal scale from baseline to Day 28 was (+1.4) in leronlimab + SoC group compared to only (+0.6) in the placebo + SoC group in the critically ill population. (Table 4-28)

> 65 years: The mean change (improvement) in the ranking on an ordinal scale from baseline to Day 28 was (+0.2) in leronlimab + SoC group compared to mean change (worsening) reported (-0.3) in the placebo + SoC group in the > 65 years age group of critically ill population. (Table 4-29)

≤ 65 years: The mean change (improvement) in the ranking on an ordinal scale from baseline to Day 28 was (+2.1) in leronlimab + SoC group compared to only (+0.9) in the placebo + SoC group in the ≤ 65 years age group of critically ill population. (Table 4-30)

3.4.5 Length of hospital stay (days)

Overall population:

The average length of hospital stay was similar between the two treatment groups in the overall mITT population (21.4 days). (Table 4-31)

> 65 years: The average length of hospital stay was lower in leronlimab + SoC group (28 days) compared to the placebo + SoC group (31 days) in the > 65 years age group of overall mITT population. (Table 4-32)

≤ 65 years: The average length of hospital stay was lower in leronlimab + SoC group (18 days) compared to the placebo + SoC group (19 days) in the ≤ 65 years age group of overall mITT population. (Table 4-33)

Critical population:

The average length of hospital stay was lower in leronlimab + SoC group (33 days) compared to the placebo + SoC group (39 days) in the critically ill population. This was statistically significant with p value of 0.0050 using the Rank-ANCOVA model. (Table 4-34)

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

> 65 years: The average length of hospital stay was lower in leronlimab + SoC group (37 days) compared to the placebo + SoC group (42 days) in the > 65 years age group of critically ill population. (Table 4-35)

≤ 65 years: The average length of hospital stay was lower in leronlimab + SoC group (31 days) compared to the placebo + SoC group (38 days) in the ≤ 65 years age group of critically ill population. (Table 4-36)

3.5	SAFETY ANALYSIS

Leronlimab has an extensive safety profile available based on data from more than 1000 patients treated across multiple studies and indications. Leronlimab was generally well tolerated with no major safety concerns. Participants have received weekly subcutaneous doses of leronlimab with the longest duration of exposure lasting 5+ years in HIV setting.

The overall incidence rate, frequency, and severity of adverse events and serious adverse events (SAEs) were similar between the leronlimab and placebo group in the CD12_COVID-19 study.

An overview of all adverse events and serious adverse events (SAEs) reported in the study at the time of the data snapshot is provided in Table 4-37. There were 197 SAEs reported for 99 subjects (38.2%, 99/259) in the leronlimab (PRO 140) group and 98 SAEs reported for 47 subjects (37.6%, 47/125) in the placebo group. Additionally, an overview of all adverse events and serious adverse events (SAEs) reported in the critically ill population is provided in Table 4-38.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

4.	SUMMARY TABLES

Table 4-1: Analysis Population, All Subjects

Parameter	Leronlimab 700 mg N=265 n(%)	Placebo N=129 n(%)	Total N=394 n(%)
Intent to Treat (ITT) population	265 (100.0)	129 (100.0)	394 (100.0)
Modified-Intent to Treat (mITT) population	259 (97.7)	125 (96.9)	384 (97.5)
Safety population	259 (97.7)	125 (96.9)	384 (97.5)

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Table 4-2: Summary of Demographics, mITT Population

Parameter	Characteristic	Leronlimab 700 mg N=259	Placebo N=125	Total N=384
Gender	Male, n(%)	169 (63.8)	83 (64.3)	252 (64.0)
	Female, n(%)	90 (34.0)	42 (32.6)	132 (33.5)
	American Indian/Alaskan Native, n(%)	1 (0.4)	0 (0.0)	1 (0.3)
	Asian, n(%)	11 (4.2)	7 (5.4)	18 (4.6)
Race	Black/African-American, n(%)	29 (10.9)	23 (17.8)	52 (13.2)
	White, n(%)	133 (50.2)	70 (54.3)	203 (51.5)
	Other, n(%)	85 (32.1)	25 (19.4)	110 (27.9)
	Not Hispanic/Latino, n(%)	122 (46.0)	72 (55.8)	194 (49.2)
Ethnicity	Hispanic/Latino, n(%)	123 (46.4)	52 (40.3)	175 (44.4)
	Not Reported, n(%)	8 (3.0)	0 (0.0)	8 (2.0)
	Unknown, n(%)	6 (2.3)	1 (0.8)	7 (1.8)
Age (Years) [1]	n	259	125	384
	Mean (SD)	58.82 (13.82)	58.51 (11.50)	58.72 (13.09)
	Median	59	58	59
	Min - Max	20-88	28-86	20-88
	< 40	26 (9.8)	8 (6.2)	34 (8.6)
Age Group	40-65	145 (54.7)	88 (68.2)	233 (59.1)
	> 65	88 (33.2)	29 (22.5)	117 (29.7)

[1] Age (Years) = Integer of [(date of informed consent - date of birth) / 365.25]

Note: All percentages are based on the number of subjects in the population and treatment group (N).

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-3: Mortality Status at Day 28, mITT Population

Category	Leronlimab 700 mg N=259	Placebo N=125	Odds Ratio	95% CI
Subject Deceased, n (%)	53 (20.46%)	27(21.60%)	0.70	(0.39, 1.25)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data.

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

Table 4-4: Mortality Status at Day 28, > 65 years, mITT Population

Category	Leronlimab 700 mg N=88	Placebo N=29	Odds Ratio	95% CI
Subject Deceased, n (%)	36 (40.91%)	13 (44.83%)	0.79	(0.32, 1.93)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

Table 4-5: Mortality Status at Day 28, ≤ 65 years, mITT Population

Category	Leronlimab 700 mg N=171	Placebo N=96	Odds Ratio	95% CI
Subject Deceased, n (%)	17 (9.94%)	14 (14.58%)	0.64	(0.30, 1.37)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-6: Mortality Status at Day 28 - Ordinal Scale 2 at Baseline, mITT population

Category	Leronlimab 700 mg N=43	Placebo N=19	Odds Ratio	95% CI
Subject Deceased, n (%)	12 (27.91%)	7 (36.84%)	0.43	(0.10, 1.82)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

Table 4-7: Mortality Status at Day 28 - Ordinal Scale 2 at Baseline, > 65 years, mITT population

Category	Leronlimab 700 mg N=14	Placebo N=4	Odds Ratio	95% CI
Subject Deceased, n (%)	9 (64.29%)	3 (75.00%)	1.00	(0.06,15.99)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

Table 4-8: Mortality Status at Day 28 - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT population

Category	Leronlimab 700 mg N=29	Placebo N=15	Odds Ratio	95% CI
Subject Deceased, n (%)	3 (10.34%)	4 (26.67%)	0.32	(0.06, 1.74)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-9: Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments, mITT Population

Category	Leronlimab 700 mg N=205	Placebo N=104	Odds Ratio	95% CI
Subject Deceased, n (%)	34 (16.59%)	24 (23.08%)	0.48	(0.25, 0.94)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Note: Commonly used COVID-19 treatment includes hydroxychloroquine or chloroquine with or without azithromycin, anti-viral agents (remdesivir), dexamethasone (or other corticosteroids), monoclonal antibodies (such as bamlanivimab, casirivimab, imdevimab, siltuximab), immunomodulatory agents (such as baricitinib, sarilumab, clazakizumab, tocilizumab, anakinra), and convalescent plasma therapy.

Table 4-10: Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments, > 65 years, mITT Population

Category	Leronlimab 700 mg N=62	Placebo N=26	Odds Ratio	95% CI
Subject Deceased, n (%)	25 (40.32%)	12 (46.15%)	0.69	(0.26, 1.85)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Note: Commonly used COVID-19 treatment includes hydroxychloroquine or chloroquine with or without azithromycin, anti-viral agents (remdesivir), dexamethasone (or other corticosteroids), monoclonal antibodies (such as bamlanivimab, casirivimab, imdevimab, siltuximab), immunomodulatory agents (such as baricitinib, sarilumab, clazakizumab, tocilizumab, anakinra), and convalescent plasma therapy.

Table 4-11: Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments, ≤ 65 years, mITT Population

Category	Leronlimab 700 mg N=143	Placebo N=78	Odds Ratio	95% CI
Subject Deceased, n (%)	9 (6.29%)	12 (15.38%)	0.34	(0.14, 0.87)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Note: Commonly used COVID-19 treatment includes hydroxychloroquine or chloroquine with or without azithromycin, anti-viral agents (remdesivir), dexamethasone (or other corticosteroids), monoclonal antibodies (such as bamlanivimab, casirivimab, imdevimab, siltuximab), immunomodulatory agents (such as baricitinib, sarilumab, clazakizumab, tocilizumab, anakinra), and convalescent plasma therapy.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-12: Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments - Ordinal Scale 2 at Baseline, mITT Population

Category	Leronlimab 700 mg N=36	Placebo N=18	Odds Ratio	95% CI
Subject Deceased, n (%)	9 (25.00%)	7 (38.89%)	0.33	(0.07, 1.62)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Table 4-13: Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments - Ordinal Scale 2 at Baseline, > 65 years, mITT Population

Category	Leronlimab 700 mg N=10	Placebo N=4	Odds Ratio	95% CI
Subject Deceased, n (%)	7 (70.00%)	3 (75.00%)	1.06	(0.06,17.55)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Table 4-14: Mortality Status at Day 28 - with Prior or Concomitant COVID-19 Treatments - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT Population

Category	Leronlimab 700 mg N=26	Placebo N=14	Odds Ratio	95% CI
Subject Deceased, n (%)	2 (7.69%)	4 (28.57%)	0.20	(0.03, 1.37)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-15: Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use, mITT Population

Category	Leronlimab 700 mg N=155	Placebo N=78	Odds Ratio	95% CI
Subject Deceased, n(%)	25 (16.13%)	17 (21.79%)	0.47	(0.21, 1.02)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Table 4-16: Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use, > 65 years, mITT Population

Category	Leronlimab 700 mg N=54	Placebo N=22	Odds Ratio	95% CI
Subject Deceased, n(%)	19 (35.19%)	10 (45.45%)	0.48	(0.16, 1.44)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Table 4-17: Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use, ≤ 65 years, mITT Population

Category	Leronlimab 700 mg N=101	Placebo N=56	Odds Ratio	95% CI
Subject Deceased, n(%)	6 (5.94%)	7 (12.50%)	0.40	(0.13, 1.27)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects in the population and treatment group (N).

Table 4-18: Mortality Status at Day 28 - with Prior or Concomitant Dexamethasone Use - Ordinal Scale 2 at Baseline, mITT Population

Category	Leronlimab 700 mg N=24	Placebo N=11	Odds Ratio	95% CI
Subject Deceased, n(%)	5 (20.83%)	3 (27.27%)	0.34	(0.04, 2.60)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-19: Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28, mITT Population

(A) No Imputation, Missing as Missing

Visit	Statistic	Leronlimab 700 mg N=259	Placebo N=125	Odds Ratio	95% CI
	Responders, n (%)	126 (48.6%)	54 (43.2%)	1.617	(0.96, 2.72)
Day 28	Non-Responders, n (%)	94 (36.3%)	52 (41.6%)
	Missing, n (%)	39 (15.1%)	19 (15.2%)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: All percentages are based on the number of subjects in the population and treatment group (N).

(B) Multiple Imputation

Visit	Statistic	Leronlimab 700 mg N=259	Placebo N=125	Odds Ratio	95% CI
Day 28	Responders, n (%)	58.92%	54.88%	1.47	(0.89, 2.42)
	Non-Responders, n (%)	41.08%	45.12%

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: All percentages are based on the number of subjects in the population and treatment group (N).

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Table 4-20: Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28, > 65 years, mITT Population

(A) No Imputation, Missing as Missing

Visit	Statistic	Leronlimab 700 mg N=88	Placebo N=29	Odds Ratio	95% CI
	Responders, n (%)	28 (31.8%)	6 (20.7%)	1.981	( 0.71, 5.55)
Day 28	Non-Responders, n (%)	49 (55.7%)	21 (72.4%)
	Missing, n (%)	11 (12.5%)	2 (6.9%)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: All percentages are based on the number of subjects in the population and treatment group (N).

(B) Multiple Imputation

Visit	Statistic	Leronlimab 700 mg N=88	Placebo N=29	Odds Ratio	95% CI
Day 28	Responders, n (%)	39.32%	26.21%	1.80	( 0.65, 4.97)
	Non-Responders, n (%)	60.68%	73.79%

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: All percentages are based on the number of subjects in the population and treatment group (N).

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Table 4-21: Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28, ≤ 65 years, mITT Population

(A) No Imputation, Missing as Missing

Visit	Statistic	Leronlimab 700 mg N=171	Placebo N=96	Odds Ratio	95% CI
	Responders, n (%)	98 (57.3%)	48 (50.0%)	1.554	( 0.84, 2.89)
Day 28	Non-Responders, n (%)	45 (26.3%)	31 (32.3%)
	Missing, n (%)	28 (16.4%)	17 (17.7%)

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: All percentages are based on the number of subjects in the population and treatment group (N).

(B) Multiple Imputation

Visit	Statistic	Leronlimab 700 mg N=171	Placebo N=96	Odds Ratio	95% CI
Day 28	Responders, n (%)	69.12%	64.79%	1.32	( 0.74, 2.36)
	Non-Responders, n (%)	30.88%	35.21%

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: All percentages are based on the number of subjects in the population and treatment group (N).

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Table 4-22: Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28 - Ordinal Scale 2 at Baseline, mITT Population

Visit	Statistic	Leronlimab 700 mg N=43	Placebo N=19	Odds Ratio	95% CI
	Responders, n (%)	12 (27.9%)	2 (10.5%)	4.425	(0.83,23.70)
Day 28	Non-Responders, n (%)	27 (62.8%)	16 (84.2%)
	Missing, n (%)	4 (9.3%)	1 (5.3%)

Note: Logistic model adjusted for stratification factor and age based on non-missing observed data

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

Table 4-23: Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28 - Ordinal Scale 2 at Baseline, > 65 years, mITT Population

Visit	Statistic	Leronlimab 700 mg N=14	Placebo N=4	Odds Ratio	95% CI
Day 28	Responders, n (%)	3 (21.4%)		NA	NA
	Non-Responders, n (%)	11 (78.6%)	4 (100%)

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

Table 4-24: Proportion of Subjects Achieving a Category of 6 or Higher on the Ordinal Scale at Day 28 - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT Population

Visit	Statistic	Leronlimab 700 mg N=29	Placebo N=15	Odds Ratio	95% CI
	Responders, n (%)	9 (31.0%)	2 (13.3%)	4.092	(0.69,24.32)
Day 28	Non-Responders, n (%)	16 (55.2%)	12 (80.0%)
	Missing, n (%)	4 (13.8%)	1 (6.7%)

Note: Responders refer to subjects who achieved a category of 6 or higher at Day 28.

Note: Logistic model adjusted for stratification factor based on non-missing observed data

Note: All percentages are based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

Note: No imputation performed for missing data less than 10%.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-25: Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Rank ANCOVA, mITT Population

(A)	No Imputation, Missing as Missing

		Leronlimab 700 mg N=259		Placebo N=125
Visit	Statistic	Result	Change from Baseline [1]	Result	Change from Baseline [1]
	n	259		125
	Mean (SD)	3.2 (0.68)		3.2 (0.70)
Baseline	Median	3		3
	Min-Max	2.0 - 4.0		2.0 - 5.0
	n	220	220	106	106
	Mean (SD)	4.6 (2.49)	1.5 (2.36)	4.4 (2.46)	1.2 (2.27)
Day 28	Median	6	3	6	2
	Min-Max	1.0 - 7.0	-3.0 - 5.0	1.0 - 7.0	-3.0 - 4.0

Note: Rank ANCOVA model adjusted for stratification factor and age based on non-missing observed data

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

(B) Multiple Imputation, Rank ANCOVA Method

		Leronlimab 700 mg		Placebo
		N=259		N=125
Visit	Statistic	Result	Change from Baseline [1]	Result	Change from Baseline [1]
	n	259		125
	Mean (SD)	3.2 (0.68)		3.2 (0.70)
Baseline	Median	3		3
	Min-Max	2.0 - 4.0		2.0 - 5.0
	n	259	259	125	125
	Mean (SD)	4.7 (2.35)	1.5 (2.25)	4.6 (2.37)	1.4 (2.18)
Day 28	Median	6.0	2.0	6.0	2.0
	Min-Max	1.0 - 7.0	-3.0 - 5.0	1.0 - 7.0	-3.0 - 4.2

Note: Rank ANCOVA model adjusted for stratification factor and age based on non-missing observed data

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-26: Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Rank ANCOVA, > 65 years, mITT Population

(A) No Imputation, Missing as Missing

		Leronlimab 700 mg		Placebo
		N=88		N=29
		Result	Change from Baseline [1]	Result	Change from Baseline [1]
Visit	Statistic
	n	88		29
	Mean (SD)	3.2 (0.68)		3.1 (0.62)
Baseline	Median	3.0		3.0
	Min-Max	2.0 - 4.0		2.0 - 4.0
	n	77	77	27	27
	Mean (SD)	3.3 (2.57)	0.2 (2.46)	3.1 (2.30)	-0.0 (2.34)
Day 28	Median	2.0	-1.0	2.0	-1.0
	Min-Max	1.0 - 7.0	-3.0 - 4.0	1.0 - 7.0	-3.0 - 4.0

Note: Rank ANCOVA model adjusted for stratification factor based on non-missing observed data

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

(B) Multiple Imputation, Rank ANCOVA Method

		Leronlimab 700 mg		Placebo
		N=88		N=29
		Result	Change from Baseline [1]	Result	Change from Baseline [1]
Visit	Statistic
	n	88		29
	Mean (SD)	3.2 (0.68)		3.1 (0.62)
Baseline	Median	3.0		3.0
	Min-Max	2.0 - 4.0		2.0 - 4.0
	n	88	88	29	29
	Mean (SD)	3.6 (2.50)	0.4 (2.37)	3.3 (2.35)	0.2 (2.40)
Day 28	Median	3.3	0.0	4.0	1.0
	Min-Max	1.0 - 7.0	-3.0 - 4.0	1.0 - 7.0	-3.0 - 4.0

Note: Rank ANCOVA model adjusted for stratification factor based on non-missing observed data

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-27: Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Rank ANCOVA, ≤ 65 years, mITT Population

(A)	No Imputation, Missing as Missing

		Leronlimab 700 mg		Placebo
		N=171		N=96
		Result	Change from Baseline [1]	Result	Change from Baseline [1]
Visit	Statistic
	n	171		96
	Mean (SD)	3.2 (0.69)		3.3 (0.73)
Baseline	Median	3.0		3.0
	Min-Max	2.0 - 4.0		2.0 - 5.0
	n	143	143	79	79
	Mean (SD)	5.2 (2.18)	2.1 (2.02)	4.9 (2.36)	1.7 (2.09)
Day 28	Median	6.0	3.0	6.0	3.0
	Min-Max	1.0 - 7.0	-3.0 - 5.0	1.0 - 7.0	-3.0 - 4.0

Note: Rank ANCOVA model adjusted for stratification factor based on non-missing observed data

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

(B) Multiple Imputation, Rank ANCOVA Method

		Leronlimab 700 mg		Placebo
		N=171		N=96
		Result	Change from Baseline [1]	Result	Change from Baseline [1]
Visit	Statistic
	n	171		96
	Mean (SD)	3.2 (0.69)		3.3 (0.73)
Baseline	Median	3.0		3.0
	Min-Max	2.0 - 4.0		2.0 - 5.0
	n	171	171	96	96
	Mean (SD)	5.3 (2.05)	2.1 (1.92)	5.1 (2.24)	1.8 (1.99)
Day 28	Median	6.0	3.0	6.0	2.9
	Min-Max	1.0 - 7.0	-3.0 - 5.0	1.0 - 7.0	-3.0 - 4.6

Note: Rank ANCOVA model adjusted for stratification factor based on non-missing observed data

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-28: Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Ordinal Scale 2 at Baseline, Rank ANCOVA, mITT Population

		Leronlimab 700 mg		Placebo
		N=43		N=19
		Result	Change from Baseline [1]	Result	Change from Baseline [1]
Visit	Statistic
	n	43		19
	Mean (SD)	2.0 (0.00)		2.0 (0.00)
Baseline	Median	2.0		2.0
	Min-Max	2.0 – 2.0		2.0 – 2.0
	n	39	39	18	18
	Mean (SD)	3.4 (2.29)	1.4 (2.29)	2.6 (1.75)	0.6 (1.75)
Day 28	Median	2.0	0.0	2.0	0.0
	Min-Max	1.0 - 7.0	-1.0 - 5.0	1.0 - 6.0	-1.0 - 4.0

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

Note: Rank ANCOVA model adjusted for stratification factor and age based on non-missing observed data

Note: No imputation performed for missing data less than 10%.

Table 4-29: Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Ordinal Scale 2 at Baseline, > 65 years, Rank ANCOVA, mITT Population

		Leronlimab 700 mg		Placebo
		N=14		N=4
		Result	Change from Baseline [1]	Result	Change from Baseline [1]
Visit	Statistic
	n	14		4
	Mean (SD)	2.0 (0.00)		2.0 (0.00)
Baseline	Median	2.0		2.0
	Min-Max	2.0 - 2.0		2.0 - 2.0
	n	14	14	4	4
	Mean (SD)	2.2 (2.08)	0.2 (2.08)	1.8 (1.50)	-0.3 (1.50)
Day 28	Median	1.0	-1.0	1.0	-1.0
	Min-Max	1.0 - 6.0	-1.0 - 4.0	1.0 - 4.0	-1.0 - 2.0

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

Note: Rank ANCOVA model adjusted for stratification factor based on non-missing observed data

Note: No imputation performed for missing data less than 10%.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-30: Summary of Change in Clinical Status (on a 7 point ordinal scale) at Day 28 - Ordinal Scale 2 at Baseline, ≤ 65 years, Rank ANCOVA, mITT Population

		Leronlimab 700 mg		Placebo
		N=29		N=15
		Result	Change from Baseline [1]	Result	Change from Baseline [1]
Visit	Statistic
	n	29		15
	Mean (SD)	2.0 (0.00)		2.0 (0.00)
Baseline	Median	2.0		2.0
	Min-Max	2.0 - 2.0		2.0 - 2.0
	n	25	25	14	14
	Mean (SD)	4.1 (2.15)	2.1 (2.15)	2.9 (1.79)	0.9 (1.79)
Day 28	Median	4.0	2.0	2.5	0.5
	Min-Max	1.0 - 7.0	-1.0 - 5.0	1.0 - 6.0	-1.0 - 4.0

[1] Baseline is the last available value before treatment. Change from baseline is based on patients with paired values.

Note: Rank ANCOVA model adjusted for stratification factor based on non-missing observed data

Note: No imputation performed for missing data less than 10%.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-31: Summary of Length of Hospital Stay (Days), mITT Population

		Leronlimab 700 mg	Placebo	P-Value [1]
Category	Statistic	N=259	N=125
	n	259	125
Length of Hospital Stay (Days)	Mean (SD)	21.4 (15.9)	21.4 (16.3)
	Median	15.0	14.0	0.2733
	Min-Max	1.0 - 45.0	1.0 - 46.0

Note: Based on the number of subjects in the mITT population and treatment group (N).

[1] p-value is from the rank-ANCOVA model adjusted for stratification factor and age.

Note: No imputation performed for missing data less than 10%.

Table 4-32: Summary of Length of Hospital Stay (Days), > 65 years, mITT Population

		Leronlimab 700 mg	Placebo	P-Value [1]
Category	Statistic	N=88	N=29
	n	88	29
Length of Hospital Stay (Days)	Mean (SD)	28.0 (15.9)	31.1 (14.6)
	Median	41.0	42.0	0.3266
	Min-Max	2.0 - 43.0	6.0 - 43.0

Note: Based on the number of subjects in the mITT population and treatment group (N).

[1] p-value is from the rank-ANCOVA model adjusted for stratification factor.

Note: No imputation performed for missing data less than 10%.

Table 4-33: Summary of Length of Hospital Stay (Days), ≤ 65 years, mITT Population

		Leronlimab 700 mg	Placebo	P-Value [1]
Category	Statistic	N=171	N=96
	n	171	96
Length of Hospital Stay (Days)	Mean (SD)	18.0 (14.8)	18.4 (15.7)
	Median	11.0	11.0	0.5868
	Min-Max	1.0 - 45.0	1.0 - 46.0

Note: Based on the number of subjects in the mITT population and treatment group (N).

[1] p-value is from the rank-ANCOVA model adjusted for stratification factor.

Note: No imputation performed for missing data less than 10%.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-34: Summary of Length of Hospital Stay (Days) - Ordinal Scale 2 at Baseline, mITT Population

Category	Statistic	Leronlimab 700 mg N=43	Placebo N=19	P-Value [1]
	n	43	19
Length of Hospital Stay (Days)	Mean (SD)	33.0 (10.7)	38.5 (7.60)
	Median	40.0	42.0	0.0050
	Min-Max	9.0 - 45.0	20.0 - 46.0

Note: Based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

[1] p-value is from the rank-ANCOVA model adjusted for stratification factor and age.

Note: No imputation performed for missing data less than 10%.

Table 4-35: Summary of Length of Hospital Stay (Days) - Ordinal Scale 2 at Baseline, > 65 years, mITT Population

Category	Statistic	Leronlimab 700 mg N=14	Placebo N=4	P-Value [1]
	n	14	4
Length of Hospital Stay (Days)	Mean (SD)	37.1 (10.0)	41.8 (0.50)
	Median	42.0	42.0	0.9806
	Min-Max	10.0 - 42.0	41.0 - 42.0

Note: Based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

[1] p-value is from the rank-ANCOVA model adjusted for stratification factor.

Note: No imputation performed for missing data less than 10%.

Table 4-36: Summary of Length of Hospital Stay (Days) - Ordinal Scale 2 at Baseline, ≤ 65 years, mITT Population

Category	Statistic	Leronlimab 700 mg N=29	Placebo N=15	P-Value [1]
	n	29	15
Length of Hospital Stay (Days)	Mean (SD)	30.9 (10.6)	37.7 (8.39)
	Median	30.0	42.0	0.0060
	Min-Max	9.0 - 45.0	20.0 - 46.0

Note: Based on the number of subjects with Ordinal Scale of 2 at Baseline in the population and treatment group (N).

[1] p-value is from the rank-ANCOVA model adjusted for stratification factor.

Note: No imputation performed for missing data less than 10%.

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Leronlimab (PRO 140) CD12_COVID-19 Executive Summary

Table 4-37: Overview of Adverse Events, Safety Population

	Leronlimab 700 mg		Placebo
Parameter	N=259 n(%)	Events	N=125 n(%)	Events
Subjects with ≥ 1 AE	142 (54.8)	555	77 (61.6)	337
Subjects with ≥ 1 SAE	99 (38.2)	197	47 (37.6)	98
By Severity
Subjects with ≥ 1 AE Leading to Death	59 (22.8)	59	31 (24.8)	31
Subjects with ≥ 1 Life-Threatening AE	17 (6.6)	83	8 (6.4)	41
Subjects with ≥ 1 Severe AE	24 (9.3)	158	11 (8.8)	93
By Causality
Subjects with ≥ 1 Probably Related AE	1 (0.4)	1	0 (0.0)	0
Subjects with ≥ 1 Possibly Related AE	8 (3.1)	8	9 (7.2)	16
By Outcome
Subjects with ≥ 1 AE Leading to Drug Withdrawal	1 (0.4)	1	1 (0.8)	1

Note: All percentages are based on the number of subjects in the safety population and treatment group (N).

Note: A subject is counted only once within each category, using the event with the worst-case intensity (by severity) or relationship (by causality).

Table 4-38: Overview of Adverse Events, Critical Population

	Leronlimab 700 mg		Placebo
Parameter	N=43 n(%)	Events	N=19 n(%)	Events
Subjects with ≥ 1 AE	34 (79.1)	186	15 (78.9)	96
Subjects with ≥ 1 SAE	24 (55.8)	43	14 (73.7)	30
AEs By Severity
Subjects with ≥ 1 AE Leading to Death	12 (27.9)	12	9 (47.4)	9
Subjects with ≥ 1 Life-Threatening AE	10 (23.3)	23	2 (10.5)	8
Subjects with ≥ 1 Severe AE	4 (9.3)	55	3 (15.8)	39
Subjects with ≥ 1 Moderate AE	5 (11.6)	62	1 (5.3)	25
Subjects with ≥ 1 Mild AE	3 (7.0)	34	0 (0.0)	15
AEs By Causality
Subjects with ≥ 1 Possibly Related AE	3 (7.0)	3	1 (5.3)	3
Subjects with ≥ 1 Remotely Related AE	0 (0.0)	9	0 (0.0)	0
Subjects with ≥ 1 Unrelated AE	31 (72.1)	174	14 (73.7)	93
AEs By Outcome
Subjects with ≥ 1 AE That Led To Study Treatment Discontinuation	0 (0.0)	0	1 (5.3)	1

Note: All percentages are based on the number of subjects in the critical population and treatment group (N) with ordinal scale baseline of 2.

Note: A subject is counted only once within each category using the event with the worst-case intensity (by severity) or relationship (by causality).

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